SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 3, 2001



                          NEUROCRINE BIOSCIENCES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      0-28150                33-0525145
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

        10555 SCIENCE CENTER DRIVE, SAN DIEGO, CALIFORNIA       92121
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 658-7600


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     This Current Report on Form 8-K is filed by Neurocrine Biosciences, Inc., a
Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.  OTHER EVENTS.

         Attached as Exhibit 1.1 hereto and incorporated by reference herein is the form of Underwriting Agreement by and among the Company and Deutsche Banc Alex. Brown Inc. and Credit Suisse First Boston Corporation, as representatives of the several underwriters, to be used in connection with the proposed public offering of 3,250,000 shares of the Company's common stock, par value $.001 per share, and the granting of an over-allotment option to purchase 487,500 shares of common stock to the underwriters pursuant to the Company's Registration
Statement on Form S-3 (File No. 333-73216). Attached as Exhibit 5.1 is the opinion of Latham & Watkins relating to the legality of the shares to be offered.

ITEM 7.  EXHIBITS.

(c)      Exhibits.

           Exhibit
           Number              Description of Exhibit
           ------              -----------------------
             1.1               Form of Underwriting Agreement
             5.1               Opinion of Latham & Watkins

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2001                      NEUROCRINE BIOSCIENCES, Inc.



                                            By:      /s/ PAUL W. HAWRAN
                                                     -------------------------
                                                     Paul W. Hawran
                                                     Senior Vice President and
                                                     Chief Financial Officer